                                                                     Exhibit 4.2


COMMON STOCK                      [adic logo]                    COMMON STOCK
NUMBER                                                           SHARES
AD
                  ADVANCED DIGITAL INFORMATION CORPORATION CUSIP 007525 10 8 INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON SEE REVERSE
                                                                     FOR CERTAIN
                                                                     DEFINITIONS
THIS CERTIFIES THAT











IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

ADVANCED DIGITAL INFORMATION CORPORATION, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile signature of its duly authorized officers.

Dated

 /s/ Peter H. van Oppen      [CORPORATE           /s/  Charles H. Stonecipher
     Chairman                   SEAL]                  Secretary

                                       COUNTERSIGNED AND REGISTERED
                                       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                       (NEW YORK, N.Y.)
                                       TRANSFER AGENT AND REGISTRAR

                                       AUTHORIZED OFFICER

                                       BANKNOTE CORPORATION OF AMERICA
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                    ADVANCED DIGITAL INFORMATION CORPORATION

     This certificate evidences shares of Common Stock of the corporation. Other classes of shares of the corporation are or may in the future be authorized, and those classes may consist of one or more series of shares, each with different rights, preferences and limitations. The corporation will furnish any shareholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT DATED AS OF AUGUST 12, 1996, AS IT MAY BE AMENDED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), BETWEEN ADVANCED DIGITAL INFORMATION CORPORATION ("ADIC") AND CHASEMELLON SHAREHOLDER SERVICES, L.L.C., AS RIGHTS AGENT (OR BETWEEN ADIC AND ANY SUCCESSOR RIGHTS AGENT UNDER THE RIGHTS AGREEMENT), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ADIC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. ADIC WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

 TEN COM - as tenants in common     UNIF GIFT MIN ACT  --------Custodian--------
                                                   (Cust)               (Minor)
 TEN ENT - as tenants by the entireties          under Uniform Gifts to Minors
 JT  TEN - as joint tenants with
           the right of                          Act -------------------------
           survivorship and not                            (State)
           as tenants in common

Additional abbreviations may also be used though not in the above list.

For Value Received, ---------------------------------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Stock Certificate, and hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the said Corporation with full power substitution in the premises.


Dated ------------                      ----------------------------------------
                                        NOTE: The signature to this assignment
                                        must correspond with the name as written
                                        upon the face of the Certificate, in
Signature(s) Guaranteed                 every particular, without alteration or
                                        enlargement or any change whatever.
                                        Signature must be guaranteed.


By---------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.